                                                                      Exhibit 16

                               POWER OF ATTORNEY

I, Margo N. Alexander, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ Margo N. Alexander                              Trustee                 September 20, 2001
-----------------------------------
Margo N. Alexander

                               POWER OF ATTORNEY

I, Richard Q. Armstrong, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.


              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ Richard Q. Armstrong                            Trustee                 September 20, 2001
-----------------------------------
Richard Q. Armstrong

                               POWER OF ATTORNEY

I, David J. Beaubien, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.


              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ David J. Beaubien                               Trustee                 September 20, 2001
-----------------------------------
David J. Beaubien

                               POWER OF ATTORNEY

I, E. Garrett Bewkes, Jr., Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.


              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ E. Garrett Bewkes, Jr.                          Trustee                 September 20, 2001
-----------------------------------
E. Garrett Bewkes, Jr.

                               POWER OF ATTORNEY

I, Richard R. Burt, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.


              Signature                              Title                         Date
              ---------                              -----                         ----


/s/ Richard R. Burt                                 Trustee                 September 20, 2001
-----------------------------------
Richard R. Burt

                               POWER OF ATTORNEY

I, Meyer Feldberg, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.


              Signature                              Title                         Date
              ---------                              -----                         ----


/s/ Meyer Feldberg                                  Trustee                 September 20, 2001
-----------------------------------
Meyer Feldberg

                               POWER OF ATTORNEY

I, George W. Gowen, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.


              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ George W. Gowen                                 Trustee                 September 20, 2001
-----------------------------------
George W. Gowen

                               POWER OF ATTORNEY

I, William W. Hewitt, Jr., Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ William W. Hewitt, Jr.                                    Trustee                        September 20, 2001
--------------------------------------------
William W. Hewitt, Jr.

                               POWER OF ATTORNEY

I, Morton Janklow, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ Morton Janklow                                  Trustee                 September 20, 2001
-----------------------------------
Morton Janklow

                               POWER OF ATTORNEY

     I, Carl W. Schafer, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ Carl W. Schafer                                 Trustee                 September 20, 2001
--------------------------------------------
Carl W. Schafer

                               POWER OF ATTORNEY

I, William D. White, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
              ---------                              -----                         ----

/s/ William D. White                                Trustee                 September 20, 2001
-----------------------------------
William D. White

                               POWER OF ATTORNEY

     I, Brian M. Storms, President (Chief Executive Officer) of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack
W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President (Chief Executive Officer) of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

              Signature                              Title                         Date
              ---------                              -----                         ----


/s/ Brian M. Storms                          President
-----------------------------------          (Chief Executive Officer)       September 25, 2001
Brian M. Storms